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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported)  May 11, 1999


                     Structured Asset Securities Corporation
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             (Exact Name of Registrant as Specified in Its Charter)



         Delaware                    333-49129                  74-2440858
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(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)




 200 Vesey Street, New York, New York                              10285
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code  (212) 526-7000



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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         It is expected that during June 1999, a single series of certificates, entitled LB Commercial Mortgage Trust 1999-C1, Commercial Mortgage Pass-Through Certificates, Series 1999-C1 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among Structured Asset Securities Corporation (the "Registrant") and a master servicer, a special servicer and a trustee. Certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-49129) and sold to Lehman Brothers Inc. ("Lehman Brothers") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill"; and Merrill, together with Lehman Brothers, the "Underwriters") pursuant to an underwriting arrangement between the Registrant and the Underwriters.

         In connection with the expected sale of the Underwritten Certificates, the Registrant has been advised that prospective investors have been furnished with certain materials attached hereto as Exhibit 99.1 that constitute "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

         The materials attached hereto have been prepared and provided to the Registrant with respect to the Underwritten Certificates. The information in such materials is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other similar information subsequently filed with the Commission.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED:

         Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION:

         Not applicable.

(c)  EXHIBITS:

Exhibit No.       Description

99.1 Certain materials constituting Computational Materials and/or ABS Term Sheets, dated May 11, 1999, prepared and disseminated in connection with the expected sale of the Underwritten Certificates.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  May 11, 1999


                           STRUCTURED ASSET SECURITIES CORPORATION


                           By:
                               -----------------------------------
                               Name: James Blakemore
                               Title: Vice President



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                                  EXHIBIT INDEX


         The following exhibits are filed herewith:


EXHIBIT NO.                                                             PAGE NO.

99.1 Certain materials constituting Computational Materials and/or ABS Term Sheets, dated May 11, 1999, in connection with the expected sale of the Underwritten Certificates.